Exhibit 32

NKARTA, INC.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Nkarta, Inc. (the "Company") on Form 10-Q for the period ended June 30, 2020 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Paul J. Hastings, Chief Executive Officer of the Company, and Matthew Plunkett, Chief Financial Officer, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 20, 2020	By:	/s/ Paul J. Hastings
Paul J. Hastings
Chief Executive Officer

Date: August 20, 2020	By:	/s/ Matthew Plunkett
Matthew Plunkett
Chief Financial Officer